Fourth Quarter 2006 Earnings &2007 Forecast
Safe Harbor
Contents
4th Quarter Results Overview
Key Financial Statistics
Key Financial Statistics
Business Segment
Capital Expenditures
Cash Flow
Debt to Equity Ratio
Contents
Asset Management Update
Contents
2007 Overall Environment
FMS Assumptions / Drivers
SCS / DCC Assumptions / Drivers
Key Financial Statistics
Business Segment Revenue
2007 Causes of EPS Change
Business Segment Earnings
Capital Expenditures
Capital Expenditures, Cash Flow & Leverage
EPS Forecast
Summary
Q & A
Appendix
Fleet Management Solutions (FMS)
Fleet Management Solutions (FMS)
Supply Chain Solutions (SCS)
Supply Chain Solutions (SCS)
Dedicated Contract Carriage (DCC)
Dedicated Contract Carriage (DCC)
Central Support Services (CSS)
Central Support Services (CSS)
Balance Sheet
Asset Management Update (a)
Financial Indicators Forecast (1)
Assets Under Management (a)
Non-GAAP Financial Measures
EPS and Earnings Reconciliation
Adjusted Return on Capital Reconciliation
Cash Flow Reconciliation
Cash Flow Reconciliation
Debt to Equity Reconciliation
RYDER

Fourth Quarter 2006 Earnings & 2007 Forecast February 2, 2007 Conference Call

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, our failure to successfully implement sales growth initiatives in our FMS business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, the effect of severe weather events, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates and accruals particularly with respect to pension, taxes and revenue, changes in general economic conditions, sudden changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter 2006 Results Overview Asset Management Update 2007 Forecast Q & A

4th Quarter Results Overview Earnings per diluted share were $1.08, up 17% from $0.92 in 4Q05 4Q06 includes $0.01 net restructuring and other charges 4Q05 includes $0.04 restructuring costs, $0.04 charge from cumulative effect of accounting change and $0.03 benefit from discontinued operations Earnings per diluted share from continuing operations were $1.08, up 16% from $0.93 in 4Q05 Total revenue up 3% (and operating revenue up 6%) Fleet Management Solutions (FMS) total revenue down 1% (and operating revenue up 2%) vs. prior year Fuel revenue down 10% (first decline in recent periods; impacts total revenue) Contractual revenue increased 5% Full service lease revenue up 5% and contract maintenance revenue up 16% Commercial rental revenue down 7% FMS net before tax earnings (NBT) up 3% FMS NBT percent of operating revenue up 10 basis points to 12.8% FMS earnings positively impacted by improved lease and contract maintenance results as well as higher gains on used vehicle sales, partially offset by lower commercial rental results in North America and higher sales & marketing and other compensation-related costs

4th Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 13% (and operating revenue up 17%) vs. prior year, reflecting higher volumes, new / expanded business and increased managed subcontracted transportation SCS net before tax earnings (NBT) up 22% SCS NBT percent of operating revenue up 20 basis points to 5.3% SCS earnings positively impacted by higher volumes, and new and expanded business Dedicated Contract Carriage (DCC) total revenue down 2% (and operating revenue down 2%) vs. prior year; decrease due to lower fuel revenues associated with declining fuel prices and volumes DCC net before tax earnings (NBT) up 8% DCC NBT percent of operating revenue up 80 basis points to 8.3% DCC earnings positively impacted by lower safety and insurance costs including hurricane-related recovery

Key Financial Statistics Fourth Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions, Except Per Share Amounts)

Key Financial Statistics Full Year (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable earnings per share exclude tax law changes and pension charge. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. (3) Includes 2006 net restructuring and other (charges)/recoveries and the fourth quarter 2006 net retirement plan charges. ($ Millions, Except Per Share Amounts)

Business Segment Fourth Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net and 2006 net retirement plan charges; however, the applicable portion of the restructuring and other (charges)/recoveries, net and net retirement plan charges that related to each segment was as follows: FMS - $0.2, SCS - ($0.9) and CSS - ($0.1) in 2006; and FMS - ($3.3) and SCS - ($0.7) in 2005. ($ Millions)

Business Segment Full Year (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net and 2006 net retirement plan charges; however, the applicable portion of the restructuring and other (charges)/recoveries, net and net retirement plan charges that related to each segment was as follows: FMS - ($5.6), SCS - ($0.9) and CSS - ($0.1) in 2006; and FMS - ($2.7) and SCS - ($0.7) in 2005. ($ Millions)

Capital Expenditures Full Year ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment Full Year ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $201 million and $221 million as of 12/31/06 and 12/31/05, respectively. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents Fourth Quarter 2006 Results Overview Asset Management Update 2007 Forecast Q & A

Asset Management Update Note: U.S. only The overall number of used vehicles sold in the fourth quarter was 4,722, down 15% compared with prior year due to reduced levels of wholesale activity Retail vehicles sold were up 3% vs. prior year period Retail sales proceeds per unit were up 1% on tractors and down 6% on trucks in the fourth quarter compared with prior year Vehicles no longer earning revenue are 8,497; up 1,563 or 23% vs. prior year driven primarily by a higher used truck center inventory 5,707 of these units are held for sale at the used truck centers Commercial rental fleet is down 2% year-over-year and down 4% from planned fleet levels

Contents Fourth Quarter 2006 Results Overview Asset Management Update 2007 Forecast Q & A

2007 Overall Environment Upside / Opportunities Issues / Risks Overall economy stable Lower fuel prices Strength and currency stability in emerging markets Attractive real interest rates Softer housing market Automotive production levels Tight employment markets U.S. dollar strengthening Modest Inflation Full Employment Moderate GDP Growth Solid Industrial Production ? ? ? ?

FMS Assumptions / Drivers Upside / Opportunities Issues / Risks Positive 2006 lease / contract maintenance sales carryover New retention and sales initiatives Stronger cash flow Stable used vehicle pricing and improving vehicle residual values Pension performance benefit due to 2006 market returns and discount rate Continue process improvement initiatives Softer freight demand Declining rental revenue Fewer miles driven OEM tractor production decline & potential market acceptance issues Management of used vehicle inventory through replacement cycle Fuel price volatility (impacts gross revenue growth rate only, not earnings)

SCS / DCC Assumptions / Drivers Upside / Opportunities Issues / Risks Strong customer retention and business development focus Continue customer base diversification Expand related service offerings Continue process improvement initiatives Softer freight demand Potential automotive volume impacts and plant closures Driver recruiting / retention Potential U.S. dollar strengthening (impacts SCS International) Fuel price volatility (impacts revenue growth rate)

Key Financial Statistics (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable earnings and comparable EPS exclude tax law changes and pension charge in 2006. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding. ($ Millions, Except Per Share Amounts)

Business Segment Revenue * Includes full service lease and contract maintenance

2007 Causes of EPS Change (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Excludes $0.05 net benefit from tax law changes and pension charge. ($ Earnings Per Share) + Depreciation - Used Vehicle Sales + Pension Performance - Pension Funding Interest - Medical - SFAS123R + Contractual Revenue - Rental Revenue $3.99 (1) (0.02) 0.03 - 0.05 0.12 - 0.15 0.25 - 0.30 $4.30 - $4.40 (0.07)

Business Segment Earnings

Full Year



Segment NBT as % of Operating Revenue (1)
Segment NBT as % of Total Revenue
Fleet Management Solutions
15
10
5
0
7.3
8.2
7.5
11.2
12.4
12.6
13.1
5.9
6.7
6.0
8.7
9.0
9.0
9.3
2001
2002
2003
2004
2005
2006
2007 Forecast Midpoint
Supply Chain Solutions
10
5
0
-5
(0.8)
(0.6)
4.2
4.0
3.9
5.3
5.3
(0.6)
(0.4)
2.9
2.7
2.4
3.1
3.0
2001
2002
2003
2004
2005
2006
2007 Forecast Midpoint
Dedicated Contract Carriage
15
10
5
0
6.3
6.1
6.9
5.9
6.7
7.8
7.8
6.2
6.0
6.8
5.8
6.5
7.5
7.7
2001
2002
2003
2004
2005
2006
2007 Forecast Midpoint

(1) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

22

Capital Expenditures Full Service Lease: Capital for lease vehicles is committed after contracts are signed with customers 2007 lease capital expenditures include: Replacement spending of $800 - $850 million Growth spending of $80 - $180 million Growth capital represents an investment which results in $15 - $35 million of incremental 2007 revenue or $30 - $65 million of annualized revenue Commercial Rental: 2007 rental capital expenditures include: Replacement spending of $270 million

Capital Expenditures, Cash Flow & Leverage Full Year ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

EPS Forecast (1) First quarter 2006 includes $0.02 benefit from stock demutualization. (2) Non-GAAP financial measure. Excludes tax changes and pension charge in 2006. ($ Earnings Per Share)

Summary Focus on strong customer retention, new business development and sales/marketing initiatives Continue growth in full service lease/contract maintenance, supply chain solutions and dedicated contract carriage product lines Manage through cyclical impacts in commercial rental product line Balance sheet capacity to support growth and financial leverage targets Sustain focus on cost management and process improvements, while investing in sales and operational capabilities Drive growth from customer outsourcing in contractual product lines while managing through cyclical impacts

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Fleet Management Solutions (FMS) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Supply Chain Solutions (SCS) Full Year ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Dedicated Contract Carriage (DCC) Fourth Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Dedicated Contract Carriage (DCC) Full Year ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Central Support Services (CSS) Fourth Quarter ($ Millions)

Central Support Services (CSS) Full Year ($ Millions)

Balance Sheet ($ Millions)

Redeployments Extensions Early Terminations Early Replacements FY01 5543 2850 7229 1416 FY02 5650 5313 6253 1094 FY03 4750 4167 4938 967 FY04 4596 3042 5008 1584 FY05 4104 3996 4539 1646 FY06 3572 4360 3748 1839 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (b)

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. ($ Millions) Free Cash Flow 1054 835 949 1078 1263 1183 1255 1485 Total Cash Generated (2) 2000 2001 2002 2003 2004 2005 2007 Forecast Midpoint Significant and predictable cash generation Invest in growth Increase assets under management Increase financial leverage 2006 Total Obligations to Equity Ratio (2) Free Cash Flow Total Obligations 3450 2885 2233 1969 1944 2302 2895 2740 Equity 1253 1231 1108 1344 1510 1527 1721 1950 2000 2001 2002 2003 2004 2006 2007 Forecast Midpoint Memo: Assets Under Management 6,928 6,626 6,751 7,301 7,534 8,275 7,030 275% 201% 146% 129% 234% 151% 140% Total Obligations (2) 2005 168% 8,141 $1,760 2006 (444)

Assets Under Management (a) ($ Millions) (a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder. (b) Excludes impact of foreign exchange movements in 2007.

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation. Unless otherwise noted, these non-GAAP financial measures are presented for the fourth quarter 2006, full year 2006 and 2007 forecast.

EPS and Earnings Reconciliation ($ Millions or $ Earnings Per Share) * Earnings per share amounts are calculated independently for each component and may not be additive due to rounding.

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of benefits from tax law changes recognized in 2006 and 2005. (4) Represents shareholders' equity adjusted for discontinued operations, accounting changes and the tax benefits in those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. Note: Prior year has been restated to conform with current year presentation ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)